JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

FINANCIAL STATEMENTS

DECEMBER 31, 2018 AND 2017

JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
of Jagemann Stamping Co.

Manitowoc, Wisconsin

Report on the Financial Statements

We have audited the accompanying financial statements of Jagemann Sporting Group’s Wisconsin Casing Division which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of operations, Wisconsin Casing Division’s equity, and cash flows for the years ended December 31, 2018 and 2017, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jagemann Sporting Group’s Wisconsin Casing Division as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years ended December 31, 2018 and 2017 in accordance with accounting principles generally accepted in the United States of America.

/S/ KWCO, PC
KWCO, PC
Odessa, Texas 79762
JUNE 17, 2019

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JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

Balance Sheets

December 31, 2018 and 2017

	2018	2017
ASSETS

Current assets
Accounts receivable, less allowance for doubtful receivables of $2,054,505 and $1,718,604	$2,139,465	$2,182,653
Inventories	4,845,355	4,181,438
Other receivables	97,009	50,083

Total current assets	7,081,829	6,414,174

Machinery and equipment
Machinery and equipment	17,903,511	16,741,859
Construction in progress	1,290,305	537,321

	19,193,816	17,279,180
Less accumulated depreciation	8,127,013	6,736,896

Net machinery and equipment	11,066,803	10,542,284

	$18,148,632	$16,956,458

LIABILITIES AND WISCONSIN CASING DIVISION’S EQUITY

Current liabilities
Current maturities of:
Long-term debt	$573,000	$557,000
Capital lease obligations	888,000	831,000
Accounts payable	2,661,690	1,449,192
Accrued liabilities	74,150	81,331

Total current liabilities	4,196,840	2,918,523

Long-term debt, less current maturities and unamortized debt issuance costs	1,633,807	2,212,020
Capital lease obligations, less current maturities	2,150,426	1,445,466

Total liabilities	7,981,073	6,576,009

Wisconsin Casing Division’s equity
Net parent investment	14,090,606	11,625,400
Accumulated deficit	(3,923,047)	(1,244,951)

Wisconsin Casing Division’s equity	10,167,559	10,380,449

	$18,148,632	$16,956,458

The accompanying notes are an integral part of these financial statements

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JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

Statements of Operations

Years ended December 31, 2018 and 2017

	2018	2017
Net sales	$15,417,735	$12,603,762
Cost of sales	17,242,451	13,352,887
Gross loss	(1,824,716)	(749,125)
Selling and administrative expenses	454,110	228,323
Loss from operations	(2,278,826)	(977,448)
Other expense
Interest expense	(399,270)	(215,458)
Net loss	$(2,678,096)	$(1,192,906)

The accompanying notes are an integral part of these financial statements

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JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

Statements of Equity

Years ended December 31, 2018 and 2017

	Accumulated Deficit	Net Parent Investment	Total Equity
Balance, December 31, 2016	$(52,045)	$10,156,479	$10,104,434
Net loss	(1,192,906)	-	(1,192,906)
Net transfers from parent	-	1,468,921	1,468,921
Balance, December 31, 2017	(1,244,951)	11,625,400	10,380,449
Net loss	(2,678,096)	-	(2,678,096)
Net transfers from parent	-	2,465,206	2,465,206
Balance, December 31, 2018	$(3,923,047)	$14,090,606	$10,167,559

The accompanying notes are an integral part of these financial statements

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JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

Statements of Cash Flows

Years ended December 31, 2018 and 2017

	2018	2017
Operating activities
Net loss	$(2,678,096)	$(1,192,906)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	1,390,117	1,235,416
Allowance for doubtful receivables	335,901	100,000
Inventory reserves	(27,312)	58,652
Changes in operating assets and liabilities
Accounts receivable	(292,713)	782,583
Inventories	(636,605)	27,776
Other receivables	(46,926)	78,786
Accounts payable	1,212,498	(306,923)
Accrued liabilities	(7,181)	(127,923)

Net cash provided by (used in) operating activities	(750,317)	655,461

Investing activity
Purchase of machinery and equipment	(283,945)	(699,807)

Financing activities
Net transfers from parent	2,465,206	1,468,921
Principal payments on:
Long-term debt	(562,213)	(555,786)
Capital lease obligations	(868,731)	(868,789)

Net cash provided by financing activities	1,034,262	44,346

Cash and cash equivalents
Net increase	-	-
Beginning of year	-	-

End of year	$-	$-

Supplemental cash flow information
Cash paid for interest	$399,284	$218,638

Non-cash investing and financing activities
Machinery and equipment acquired under capital lease	$1,630,691	$-

The accompanying notes are an integral part of these financial statements

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JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

Notes to Financial Statements

December 31, 2018 and 2017

Note 1 - Nature of business and principles and significant accounting policies

A.	Nature of business and basis of presentation

Jagemann Sporting Group’s Wisconsin Casing Division (the “Company”) is principally engaged in the manufacture and sale of ammunition casings for commercial, law enforcement, and military markets. The Company is located in Manitowoc, Wisconsin.

The Company has historically operated as part of Jagemann Stamping Company (the “Parent”) and not as a standalone or separate legal entity. Financial statements representing the historical operations of Company’s manufacturing and distribution business have been derived from the Parent’s historical accounting records and are presented on a carve-out basis. All revenues and costs as well as assets and liabilities directly associated with the business activity of the Company are included in the financial statements. The financial statements also include allocations of certain general, administrative, sales and marketing expenses and cost of sales from Parent. However, amounts recognized by the Company are not necessarily representative of the amounts that would have been reflected in the financial statements had the Company operated independently of Parent.

As part of Parent, the Company is dependent upon Parent for all of its working capital and financing requirements as Parent uses a centralized approach to cash management and financing of its operations. Financial transactions relating to the Company are accounted for through the net parent investment account. Accordingly, none of Parent’s cash, cash equivalents or debt at the corporate level have been assigned to the Company in the financial statements. Net parent investment represents Parent’s interest in the recorded net assets of the Company. All significant transactions between the Company and Parent have been included in the accompanying financial statements. Transactions with Parent are reflected in the accompanying Statements of Changes in Equity as “Net transfers from parent” and in the accompanying Balance Sheets within “Wisconsin Casing Division’s Equity”.

B.	Subsequent events

The Company has evaluated events and transactions for potential recognition or disclosure in the financial statements through June 17, 2019, the date on which the financial statements were available to be issued.

C.	Use of estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Management believes that the most sensitive estimates affecting the financial statements are the allowance for doubtful accounts, inventory obsolescence, inventory revaluation, standard inventory costs and accrued self-funded health insurance. Accordingly, actual results could differ from those estimates.

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JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

Notes to Financial Statements, Continued

December 31, 2018 and 2017

Note 1 - Nature of business and principles and significant accounting policies, continued

D.	Revenue recognition

Revenue for manufactured ammo casings is recognized when the title to the products and risk of loss are transferred to customers. Sales are generally recognized upon the shipment of products.

E.	Accounts receivable

Accounts receivable are stated at the amount the Company expects to collect from outstanding balances. The Company provides for estimated uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on management’s assessment of the current status of individual accounts, giving consideration to historical experience and existing economic conditions. Balances that are still outstanding after the Company has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable.

F.	Inventories

Inventories are stated at the lower of cost and net realizable value. Cost is determined using the first-in, first-out method (FIFO). Work in process and finished goods inventory values include costs of material, labor, and overhead.

G.	Machinery and equipment and depreciation

Machinery and equipment are stated at cost. Expenditures for additions and improvements are capitalized while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are expensed currently as incurred. Properties sold or otherwise disposed of are removed from the property accounts, with gains or losses on disposal credited or charged to the results of operations. Additionally, the Company constructs assets which consist of labor and material. These assets are included in construction in progress until placed into service.

Depreciation is provided over the estimated useful lives (3 to 20 years) of the respective assets, using the straight-line method for financial reporting purposes and, in general, accelerated methods for income tax purposes.

H.	Debt issuance costs

Debt issuance costs are included as a reduction of long-term debt and are expensed as interest over the life of the loan.

I.	Shipping and handling costs

Shipping and handling costs are expensed as incurred and are included in cost of sales.

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JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

Notes to Financial Statements, Continued

December 31, 2018 and 2017

Note 1 - Nature of business and significant accounting policies, continued

J.	Income taxes

The Parent has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Accordingly, the financial statements do not include a provision for income taxes because the Company does not incur federal or state income taxes. Instead, its earnings are included in the stockholders’ personal income tax returns and are taxed based on their personal tax strategies.

The Company reports certain items for income tax purposes on a basis different from that reflected in the accompanying financial statements. The principal differences are related to the depreciation of certain assets on accelerated methods and reserves and accruals not currently deductible for income tax purposes. The tax liabilities relating to the reversal of temporary differences in future years will be the responsibility of the stockholders unless the S corporation election is terminated, at which time deferred income taxes applicable to the temporary differences would be recorded by the Company through an adjustment to income from continuing operations.

It is the Company’s intent to distribute cash to its stockholders to fund, at a minimum, the personal income taxes attributable to the inclusion of the Company’s income on their personal income tax returns.

K.	Presentation of sales taxes

The Company may collect sales tax from certain customers and remit the entire amount to the appropriate governmental entities. The Company’s accounting policy is to exclude the tax collected and remitted from revenues and cost of sales.

L.	Cost allocations

The historical costs and expenses reflected in these financial statements include an allocation for certain corporate and shared service functions historically provided by the Parent. These expenses have been allocated on the basis of direct usage when identifiable, with the remainder allocated on a pro rata basis of sales, headcount, tangible assets or other measures considered to be a reasonable reflection of the historical utilization levels of these services.

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JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

Notes to Financial Statements, Continued

December 31, 2018 and 2017

Note 1 - Nature of business and significant accounting policies, continued

L.	Cost allocations, continued

Management believes the assumptions underlying these financial statements, including the assumptions regarding the allocation of general corporate expenses from the Parent, are reasonable. Nevertheless, these financial statements may not include all of the actual expenses that would have been incurred had the Company operated as a standalone or separate legal entity during the periods presented and may not reflect the Company’s results of operations, financial position and cash flows had the Company operated as a standalone or separate legal entity during the periods presented. Actual costs that would have been incurred if the Company had operated as a standalone or separate legal entity would depend on multiple factors, including organizational structure and strategic decisions made in various areas, including information technology and infrastructure. The Company also may incur additional costs associated with being a publicly listed standalone or separate legal entity that were not included in the expense allocations and, therefore, would result in additional costs that are not reflected in the Company’s historical results of operations, financial position and cash flows.

M.	Recently issued accounting standards

In May 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606), which clarifies the principles for recognizing revenue. The core principle of this guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The new standard supersedes all existing U.S. GAAP guidance on revenue recognition and is expected to require the use of more judgment and result in additional disclosures. The FASB has issued several amendments to the original standard, which is effective for the Company’s year ending December 31, 2019, with early adoption permitted. Adoption is to be applied retrospectively. The Company is currently evaluating the impact of ASU 2014-09 on the Company’s financial statements and has not yet determined its method of adoption.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which is expected to increase transparency and comparability among organizations. The core principle of this guidance is that a lessee should recognize the assets and liabilities that arise from leases. The standard requires lessees to reflect most leases on their balance sheet as lease liabilities with a corresponding right-of-use asset, while leaving presentation of lease expense in the statement of income largely unchanged. The standard also eliminates the real-estate specific provisions that exist under current U.S. GAAP and modifies the classification criteria and accounting which lessors must apply to sales-type and direct financing leases. The standard is effective for the Company’s year ending December 31, 2020, with early adoption permitted. The Company is currently evaluating the impact of ASU 2016-02 on the Company’s financial statements.

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JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

Notes to Financial Statements, Continued

December 31, 2018 and 2017

Note 1 - Nature of business and significant accounting policies, continued

M.	Recently issued accounting standards, continued

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments. The standard requires a change in the measurement approach for credit losses on financial assets measured at amortized cost basis from an incurred loss method to an expected loss method, thereby eliminating the requirement that a credit loss be considered probable to impact the valuation of a financial asset measured on an amortized cost basis. The standard requires the measurement of expected credit losses to be based on relevant information about past events, including historical experience, current conditions, and a reasonable and supportable forecast that affects the collectability of the related financial asset. The amendments in this update are to be applied on a modified-retrospective approach, and are effective for the Company’s year ending December 31, 2021, with early adoption allowed as of years beginning after December 31, 2018. The Company is currently evaluating the impact of ASU 2016-13 on the Company’s financial statements.

Note 2 - Significant customers and concentration of credit risk

Unsecured credit (in the form of accounts receivable) is extended to individual customers. Sales to two customers accounted for approximately 49% and 57% of net sales for the years ended December 31, 2018 and 2017, respectively. Balances due from two and one customers account for approximately 52% and 49% of accounts receivable as of December 31, 2018 and 2017, respectively.

Note 3 - Intercompany transactions

Intercompany transactions between the Company and the Parent have been included in these financial statements and are forgiven at the time the transaction is recorded. The total net effect of the settlement of these intercompany transactions is reflected in the statements of cash flows as a financing activity and in the balance sheets as “Wisconsin Casing Division’s equity”. The components of the net transfers from the Parent for years ended December 31, 2018 and 2017 is related to cash pooling and general financing activities.

Note 4 - Inventories

Inventories at December 31, 2018 and 2017 consist of the following:

Raw materials	$1,875,293	$1,850,441
Work in process	1,221,424	600,115
Finished goods	1,754,470	1,752,444
Parts and supplies	53,508	65,090
Obsolescence reserve	(34,340)	(51,652)
Net realizable value reserve	(25,000)	(35,000)
	$4,845,355	$4,181,438

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JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

Notes to Financial Statements, Continued

December 31, 2018 and 2017

Note 5 - Long-term debt

Long-term debt at December 31, 2018 and 2017 consists of the following:

BMO Harris Bank
Note with interest at LIBOR plus 2.75% (5.1% and 4.13% at December 31, 2018 and 2017, respectively), due in monthly installments of $23,655 plus interest, balance due March 2021, secured by substantially all assets of the Company and personal guarantees of stockholders	$568,623	$852,488

Wells Fargo Bank
Note with effective rate of 3.88% including SBA fees, due in monthly installments of principal and interest of $14,988, balance due in January 2025 secured by equipment and personal guarantees of stockholders	1,030,515	1,188,450

City of Manitowoc, WI
Note with fixed rate of 2.11%, due in monthly installments of principal and interest of $11,720, balance due September 2023, secured by equipment	625,050	751,040
Less unamortized debt issuance costs	(17,381)	(22,958)
Total long-term debt	2,206,807	2,769,020
Less current maturities	573,000	557,000
	$1,633,807	$2,212,020

Maturities of long-term debt for each of the five years succeeding December 31, 2018 are as follows:

Year ending
December 31,
2019	$573,000
2020	579,000
2021	302,000
2022	308,000
2023	279,000

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JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

Notes to Financial Statements, Continued

December 31, 2018 and 2017

Note 6 - Capital leases

The Company has entered into several long-term lease agreements which are classified as capital leases. Included in machinery and equipment at December 31, 2018 and 2017 are the following amounts that pertain to these leases:

	2018	2017
Machinery and equipment	$5,585,466	$4,995,206
Construction in progress	1,040,431	-
Less accumulated depreciation	(2,261,067)	(1,852,295)
	$4,364,830	$3,142,911

Depreciation expense for equipment under capital leases was $408,772 and $358,230 for the years ended December 31, 2018 and 2017, respectively.

Following is a schedule by years of future minimum lease payments required under the leases together with the present value of the net minimum payments as of December 31, 2018:

Year ending December 31,
2019	$1,027,547
2020	788,120
2021	728,892
2022	520,787
2023 and after	336,499
Total minimum lease payments	3,401,845
Less amount representing interest	363,419

Present value of net minimum lease payments	3,038,426
Less current maturities	888,000

Capital lease obligation, less current maturities	$2,150,426

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JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

Notes to Financial Statements, Continued

December 31, 2018 and 2017

Note 7 - Operating leases

The Company leases various machinery and equipment under various short-term operating leases to related and unrelated parties. For the years ended December 31, 2018 and 2017, rent expense to unrelated parties was $160,116 and $222,414, respectively. Rent expense to related parties for the years ended December 31, 2018 and 2017 was $57,000.

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SUPPLEMENTARY INFORMATION

(UNAUDITED)

14

INDEPENDENT AUDITORS’ REPORT

ON SUPPLEMENTARY INFORMATION

To the Board of Directors and Stockholders

Of Jagemann Stamping Co.

Manitowoc, Wisconsin

We have audited the financial statements of Jagemann Sporting Group’s Wisconsin Casing Division as of and for the years ended December 31, 2018 and 2017, and our report thereon dated June 17, 2019, which expressed an unmodified opinion on those financial statements, appears on page one. Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The unaudited supplemental information, which is the responsibility of management, is presented for purposes of additional analysis and is not a required part of the financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and, accordingly, we do not express an opinion or provide any assurance on it.

/S/ KWCO, PC
KWCO, PC
Odessa, TX 79762
June 17, 2019

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JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

Balance Sheet Information - Unaudited

February 28, 2019

ASSETS
Current assets
Accounts receivable, less allowance for doubtful receivables of $2,054,505	$1,936,094
Inventories	4,211,793
Other receivables	106,196
Total current assets	6,254,083
Machinery and equipment
Machinery and equipment	17,923,439
Construction in progress	1,318,128
19,241,567
Less accumulated depreciation	8,351,364
Machinery and equipment	10,890,203
$17,144,286

LIABILITIES AND WISCONSIN CASING DIVISION’S EQUITY

Current liabilities
Current maturities of:
Long-term debt	$573,000
Capital lease obligations	888,000
Accounts payable	1,927,043
Accrued liabilities	103,577
Total current liabilities	3,491,620
Long-term debt, less current maturities and unamortized debt issuance costs	1,540,704
Capital lease obligations, less current maturities	2,024,977
Total liabilities	7,057,301
Wisconsin Casing Division’s equity
Net parent investment	14,230,332
Accumulated deficit	(4,143,347)
Total Wisconsin Casing Division’s equity	10,086,985
$17,144,286

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JAGEMANN SPORTING GROUP’S WISCONSIN CASING DIVISION

Statement of Operations Information - Unaudited

Two Months Ended February 28, 2019

Net sales	$2,202,557
Cost of sales	2,349,210
Gross loss	(146,653)
Selling and administrative expenses	26,622
Loss from operations	(173,275)
Other expense
Interest expense	(47,025)
Other expense, net	(47,025)
Net loss	$(220,300)

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